UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 23, 2023
Sphere 3D Corp.
(Exact name of registrant as specified in its charter)

Ontario, Canada	001-36532	98-1220792
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Greenwich Office Park, 1st Floor
Greenwich, Connecticut	06831
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (647) 952-5049
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares	ANY	NASDAQ Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 23, 2023, Sphere 3D Corp. (the “Company”) held a Special Meeting of Shareholders (“Meeting”). Of the 77,266,595 shares of the Company's common shares outstanding as of the record date, 29,915,384 shares or approximately 39%, were represented at the Meeting, constituting a quorum present at the Meeting. The shareholders considered four proposals at the Meeting, each of which is described in more detail in the Company's definitive proxy statement filed with the Securities and Exchange Commission on May 12, 2023. The number of votes cast for and against (or withheld) and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below.
1. Share Consolidation
On a vote taken regarding a consolidation of the common shares of the Company, it was declared that the shareholders approved a special resolution to amend the Articles of the Company to potentially consolidate the Company’s common shares. Voting results are as follows:

Votes For	Votes Withheld	Broker Non-Votes	Abstentions
12,271,709	2,395,105	15,248,570	47,351,211
2. Name Change
On a vote taken regarding a name change of the Company, it was declared that the shareholders approved a special resolution authorizing an amendment of the Articles of the Company providing for a change of name of the Company. Voting results are as follows:

Votes For	Votes Withheld	Broker Non-Votes	Abstentions
27,777,858	2,137,526	—	47,351,211
3. By-law Amendment
On a vote taken regarding amendment of the By-laws of the Company, it was declared that the shareholders approved a resolution authorizing an amendment of the By-laws of the Company. Voting results are as follows:

Votes For	Votes Withheld	Broker Non-Votes	Abstentions
13,137,822	1,528,992	15,248,570	47,351,211
4. LDA Transaction
On a vote taken regarding approval of the LDA Transaction, it was declared that the shareholders approved a resolution to approve the issuance and sale of a senior convertible promissory note in the principal amount of $3,000,000 and common share purchase warrants granting the right to acquire 3,191,489 common shares to LDA Capital Limited. Voting results are as follows:

Votes For	Votes Withheld	Broker Non-Votes	Abstentions
9,764,381	1,524,231	18,626,772	47,351,211

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sphere 3D Corp.

By:	/s/ Patricia Trompeter
Name:	Patricia Trompeter
Title:	Chief Executive Officer
Date: June 23, 2023